UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2007

CONCUR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of Principal Executive Offices)	(Zip Code)

(425) 702-8808

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Under amendments to NASDAQ Marketplace Rule 4350(l), approved by the Securities and Exchange Commission on August 8, 2006, NASDAQ-listed companies are required to become Direct Registration System (“DRS”) eligible by January 1, 2008. To ensure DRS eligibility, the Board of Directors of Concur Technologies, Inc. (“Company”) adopted amendments to the Company’s Bylaws to permit specifically issuance of uncertificated shares. Participation in the DRS will allow the Company’s stockholders to establish, either through the Company’s transfer agent or a broker-dealer, a book entry position on the stock record books of the Company and to transfer shares electronically without delivery of physical certificates.

The amended and restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein, are effective as of December 6, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of Concur Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: December 10, 2007	By:	/s/ John F. Adair
John F. Adair,
Chief Financial Officer (duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of Concur Technologies, Inc.